UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 28, 2012

Shiner International, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-33960	98-0507398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19/F, Didu Building, Pearl River Plaza, No. 2 North Longkun Road

Haikou, Hainan Province, China 570125

(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code:       86-898-68581104

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On August 28, 2012, Shiner International, Inc. (the “Company”) received a letter from The NASDAQ Stock Market LLC (the “Delisting Notice”) notifying the Company that it has not regained compliance with Listing Rule 5505(a)(1), and accordingly, its securities will be delisted from the Capital Market. The Delisting Notice stated that unless the Company requests an appeal of the determination to delist the Company, trading of the Company’s common stock will be suspended at the opening of business on September 6, 2012, and a Form 25-NSE will be filed with the Securities and Exchange Commission, which will remove the Company’s securities from listing and registration on the Nasdaq Stock Market. The Delisting Notice was the third letter that the Company received from Nasdaq with regard to the Company’s failure to meet Nasdaq’s continued listing requirement to maintain the close bid price of its common stock at $1.00 per share.

Previously, on September 1, 2011, Nasdaq notified the Company that for 30 consecutive business days the bid price of the Company’s common stock had closed below $1.00 per share, the minimum closing bid price required by the continued listing requirements set forth in Listing Rule 5450(a)(1), and that, pursuant to Listing Rule 5810(c)(3)(A), Shiner had 180 calendar days, or until February 28, 2012, to regain compliance with the minimum bid price requirement. Subsequently, on February 29, 2012, the Company received a second letter from NASDAQ notifying the Company that it had not regained compliance during the initial 180-day grace period, but that NASDAQ was granting the Company an additional 180-day grace period, or until August 27, 2012, to regain compliance.

The Delisting Notice stated that the Company may appeal Nasdaq’s determination to the panel, pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series. A hearing request by the Company will stay the suspension of the Company’s securities and the filing of the Form 25-NSE pending the panel’s decision. The request for a hearing must be submitted no later than 4:00 p.m. Eastern Time on September 4, 2012. The Company is in the process of determining whether it will appeal Nasdaq’s decision to delist the Company.

Item 8.01. Other Events

On September 3, 2012, the Company issued a press release regarding its receipt of the Delisting Notice from The NASDAQ Stock Market LLC. A copy of the press release is attached as an exhibit to this report.

Item 9.01.  Financial Statements and Exhibits

99.1	A copy of the press release issued by the Company on September 3, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 3, 2013

SHINER INTERNATIONAL, INC.

By:	/s/ Qingtao Xing
Qingtao Xing
President & Chief Executive Officer